UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22211

IVA Fiduciary TRUST

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY 10022

(Address of principal executive offices) (zip code)

Michael W. Malafronte

International Value Advisers, LLC

717 Fifth Avenue
10th Floor
New York, NY 10022

(Name and address of agent for service)

Copy to:

Michael S. Caccese, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: SUM00805
One Lincoln Street, 8th Floor
Boston, MA 02110

Registrant’s telephone number, including area code: (212) 584-3570

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Report to Shareholders.

IVA Worldwide Fund

IVA International Fund

Annual Report

September 30, 2020

Beginning in May 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling (866) 941-4482 or by visiting www.fundreports.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Funds, you can call (866) 941-4482 or visit www.fundreports.com. Your election to receive reports in paper will apply to all funds held with IVA Funds or your financial intermediary.

Advised by International Value Advisers, LLC	An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Contents	IVA Funds

2	An Owner’s Manual

3	Letter from the President

4	Letter from the Portfolio Manager

7	Management’s Discussion of Fund Performance

IVA Worldwide Fund
9	Performance
10	Portfolio Composition
11	Schedule of Investments

IVA International Fund
16	Performance
17	Portfolio Composition
18	Schedule of Investments

24	Statements of Assets and Liabilities

25	Statements of Operations

26	Statements of Changes in Net Assets

27	Financial Highlights

33	Notes to Financial Statements

42	Report of Independent Registered Public Accounting Firm

43	Trustees and Officers

45	Additional Information

50	Important Tax Information

51	Fund Expenses

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), we attempt to preserve capital, while over the longer-term (5-10 years, i.e., over a full economic cycle), we seek to perform better than the MSCI All Country World Index, in the case of your IVA Worldwide Fund, and the MSCI All Country World (ex-U.S.) Index, in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non-U.S.) manager, yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally, is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers as our partners and many employees “eat our own cooking” by investing in IVA products and have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

■	We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

■	We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.” We like the flexibility to invest in small, medium and large companies, depending on where we see value.

■	We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

■	We hold some gold, either in bullion form or via gold mining securities, as we believe gold provides a good hedge in either an inflationary or deflationary period, and it can help mitigate currency debasement over time.

■	We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

■	At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

Letter from the President	IVA Funds

Michael W.

Malafronte

Dear Shareholder,

This annual report covers the fiscal year ended September 30, 2020. The IVA Worldwide Fund and IVA International Fund (the “Funds”) have now completed their twelfth year of operation. The Funds’ investment adviser, International Value Advisers, LLC (“IVA”) is frustrated with the Funds’ performance during this period.

This period has seen a continuation of the COVID-19 pandemic and the challenges a global pandemic presents. As the period progressed, the duration and full impact are still unknown but we are seeing clearer that virus challenges will last longer and the economic impacts for many will be devastating. These developing facts are not remotely evident in equity prices so our experienced team, led by Charles de Vaulx, will remain vigilant in assessing valuations and investing your capital.

During this period, IVA parted ways with our longtime co-Portfolio Manager and recently appointed co-CIO, Chuck de Lardemelle. The transition has been seamless. Charles de Vaulx has been leading this investment team since May 2008 and having one voice to guide the portfolios and investment team is the best way forward for our clients and IVA.

I want to offer my thanks to all my colleagues and to our shareholders for their continued support during this difficult time.

Sincerely,

Michael W. Malafronte, President

Letter from the Portfolio Manager	IVA Funds

Charles de Vaulx

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Returns are shown net of fees and expenses and assume reinvestment of dividends and other income. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-866-941-4482.

October 28, 2020

Dear Shareholder,

Over the period under review, October 1, 2019 to September 30, 2020, the IVA Worldwide Class A (no load) was down -4.86% while the IVA International Class A (no load) was down -6.82%. The MSCI All Country World Index (“ACWI”) over the same period was up 10.44%, while the MSCI ACWI (ex-U.S.) was up 3.00%.

What a difference a year can make! Last year at this time, life was seemingly “normal” and then 2020 came along and the year can be best described as volatile and unpredictable. The once-in-a-lifetime global pandemic has changed just about everything from the economy, to the way business is conducted, how our children are educated and life in general. What has happened in the markets over the last twelve months can be summed up in three sub segments. A year ago, the economy was on a strong footing with unemployment at record lows and markets reaching record highs in mid-February. Then COVID-19 suddenly hit the entire world, panic ensued and global markets made a complete about-face falling sharply up until late March. Since then, we have seen a vigorous market recovery like no other, though many questions still loom in the background.

With the speedy recovery over the last six months and indices once again in positive territory, the performance of your Funds may seem disappointing over this past fiscal year. One thing that has remained relatively constant throughout the past several years is the fact that value stocks continue to lag their growth counterparts. Also, smaller stocks have trailed larger stocks significantly. The divergence between value and growth widened even further this year which was attributed to a number of factors and exacerbated by the virus. First and foremost, a very long period of ultra-low interest rates has dramatically favored growth stocks which are long duration assets and benefit much more from lower rates than the more mundane value stocks. Second, technology has disrupted so many industries in a way that may temporarily destroy “moats” that used to exist. The tremendous gains in technology stocks were further fueled by the pandemic and resulting lockdowns throughout the world which favored a select few technology companies that are in a unique position of being able to thrive with everyone stuck at home. Amazon, Apple, Microsoft, Facebook, Zoom, and Netflix are some that come to mind. From the March 23rd low, the NASDAQ Composite rose 75.7% through September 2nd. Finally, the increasing popularity of passive investing is forcing the gradual liquidation of portfolios invested in small and mid-cap value stocks.

In addition to the struggles experienced by value stocks, international stocks have also lagged considerably. International indices took a greater beating earlier this year and have not bounced back with as much enthusiasm as the U.S. market. This is explained to a great extent by the fact that there are far fewer technology stocks outside the U.S. and many more value stocks. Technology companies today account for 27.5% of the S&P 500 compared to just 7.5% of the S&P Europe 350. Conversely, financials have the largest weighting in Europe at 15.1% of the index vs. 10.3% in the U.S. As a matter of fact, it has been observed that half of the underperformance of international markets relative to the U.S. market over the last ten years is due to this underweight in technology. That is truly eye-opening!

As of September 30, 2020, the IVA Worldwide Fund had 59.2% in equities (compared to 62.7% a year prior) while the IVA International Fund had 67.8% in equities (compared to 76.6%) a year prior. While we did put a good amount

Letter from the Portfolio Manager	IVA Funds

of cash to work when markets corrected in March, particularly in the Worldwide Fund (about 10%), we have been net sellers recently as markets snapped back and some names approached their intrinsic values. Some notable additions to the portfolios over the last fiscal year are Anheuser Busch InBev SA (Belgium), Heineken NV (Netherlands), Dassault Aviation SA (France), Gruma (Mexico), Wells Fargo & Co. (U.S.), Western Union Co. (U.S.), Aena SA (Spain), Publicis Group SA (France) and Bangkok Bank Public Co. (Thailand). Some names that we exited and took profits are Acuity Brands Inc. (U.S.), Alten SA (France), Antofagasta Plc (U.K.), Arcos Dorados Holdings Inc. (Uruguay), Hyundai Motor Co. (South Korea), Samsung Electronics Co. Ltd. (South Korea), and Oracle Corp. (U.S.). We also benefited from two takeovers (Millennium & Copthorne Hotels and Clear Media) that each took place at a nice premium to their share price at the time of acquisition.

We are now completely out of gold bullion in both Funds and our gold exposure consists of a handful of gold mining stocks. As a mutual fund, we are at the mercy of the IRS and a tax rule limiting the amount of gains that can be derived from owning a physical commodity. Gold has behaved exactly as it should over the last year and was up 28%. Negative real interest rates have increased the investment demand for gold and it is our expectation that real yields may remain negative for the foreseeable future. Also, the U.S. dollar has weakened which further supports the price of gold. Even though gold mining shares are not cheap these days, it is not our intention at this point to buy back bullion.

We believe that now more than ever caution is in order. The pandemic crisis will have lasting and unpredictable consequences on society and the economy, as well as on a vast number of business models in industries such as travel, hospitality, airlines, catering, retail, and commercial real estate to name a few. So many questions surrounding the impact on the global economy and corporate earnings remain impossible to answer with any certainty at this stage: Will an effective vaccine be found soon or is COVID-19 going to be with us for a few more years? Is the virus going to mutate and become more deadly or will it fade into extinction? Will a second wave force countries to impose new restrictions and lockdowns? We are already seeing this happen in Europe – is the U.S. next? How will consumer behavior be affected? Will the pressure of falling incomes and health care costs trigger some social unrest? To make matters worse, we are in the midst of what could end up being a contentious U.S. election that could send markets into a tailspin.

This situation makes the valuation of many businesses today rather difficult and we struggle in this environment to find enough suitable investment opportunities. The valuation of many stocks is still quite elevated, especially amongst what we consider high quality businesses with "safe" balance sheets, good capital allocation, decent corporate governance, and strong franchise value. Even though the valuation spread between value and growth stocks is as high now as it was during the previous tech bubble in the late 90’s, that remains a relative valuation spread. In absolute terms, stocks and in particular value stocks, are not remotely as cheap as they were back then and we would argue that they are probably 30% to 40% on average more expensive, courtesy of low interest rates. Not only are interest rates throughout the world lower today than before the onslaught of the pandemic, but what used to be the “lower for longer” view has morphed into “lower forever.” We know, as the saying goes, that history does not repeat itself but it often rhymes. This lower forever brings to mind a quote I recently came across:

“That the rate of interest will be lower when commerce languishes and when there is little demand for money, than when the energies of commerce are in full play and there is an active demand for money, is indisputable; but it is equally beyond doubt, that every speculative mania which has run its course of folly and disaster in this country has derived its original impulse from cheap money.”

— The Economist, 1858 (h/t Jamie Catherwood)

Letter from the Portfolio Manager	IVA Funds

There is no doubt that the U.S. stock market today is again in bubbly territory. Market cap to GDP in the U.S. is approaching 200%, an unprecedented level. We have seen this movie play out before. The last two times that this ratio peaked, a market crash soon followed. Today, there are certainly major differences than with the Great Financial Crisis of 2009. The Fed and the European Central Bank are providing ample liquidity. Interest rates are lower today, corporate taxes are lower as well, which pushes valuations up. Also, the most valuable companies today in the U.S. are global technology companies, and comparing those market caps to the U.S. GDP alone (as opposed to global GDP) may skew the ratio slightly higher than it should be. Nevertheless, even accounting for these changes over time, it remains difficult to argue that markets are cheap on an absolute basis.

So how do we deal with this situation? Our analysts are busy valuing companies on the basis of reasonable multiples of our own 2022 earnings estimates; we model such estimates assuming that the world economy in the year 2021 remains in a severe recession versus 2019. We are attempting to understand and avoid risk while finding those companies with the strength to survive a rocky road. We also make sure to take into account any balance sheet deterioration between now and then. We continue to favor well capitalized companies.

These are challenging times indeed and only time will tell how this movie plays itself out in the end. In the meantime, we continue to stay the course and stick to our beliefs. We admit that it has been very difficult to be a value investor and the headwinds are well known: ultra-low interest rates, aggressive share buybacks and capital structures, massive industry disruptions, widespread technological innovation, and extreme aversion to cyclical risk during the pandemic. However, we question the alternatives, especially when one’s objective is to preserve capital. The idea of purposely owning exceedingly expensive, if not overpriced assets, both stocks and bonds, today because value investing has done so poorly for so long, is truly a very misguided idea. We believe that, with a three-year view, many cyclicals we own are substantially undervalued today, and will outperform more fully valued defensive or growth equities as the world economy comes out of the funk sometime in the future. We also think that international stocks may be poised to make a comeback especially if the U.S. dollar continues to weaken.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA Worldwide Fund

The IVA Worldwide Fund Class A, at net asset value, returned -4.86% over the one-year period ended September 30, 2020 compared to the MSCI All Country World Index (Net) (the “Index”) return of 10.44% over the same period.

The Fund significantly trailed the Index for the period due to the continued worldwide struggle of value stocks, which make up the bulk of our equities. Gold and gold mining’s positive 46.8% return for the period and our allocation to cash helped dampen the impact from these equities, which were down -9.1% over the period, compared to those in the Index* which were up 10.3%. Our names invested in the United States, Ireland, and the Netherlands detracted a total of -5.2% from performance. Japan, Germany, and China contributed a total of 2.3%. Our names in industrials, financials and energy detracted a total of -6.5%. Technology, communication services and health care were the largest positively contributing equity sectors, adding a total of 1.6%.

The top five individual equity contributors to return this period were: Newmont Corp. (United Kingdom, gold and gold mining), Bayerische Motoren Werke AG (Germany, consumer discretionary), LKQ Corp. (U.S., consumer discretionary), Z Holdings Corp. (Japan, communication services), and Samsung Electronics Co., Ltd. (South Korea, technology). The top five individual equity detractors were: AIB Group Plc (Ireland, financials), Airbus SE (Netherlands, industrials), Astronics Corp. (U.S., industrials), Sodexo SA (France, consumer discretionary), and Cimarex Energy Co. (U.S., energy).

Fixed income detracted -1.0%. Gold and gold mining contributed 1.5%.

In an effort to neutralize part of our foreign exchange risk, we were partially hedged against several currencies over the period. This effort had no material effect on performance. At the end of the period, our currency hedges were: 10% British pound; 95% Thai baht; 40% South Korean won.

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

IVA International Fund

The IVA International Fund Class A, at net asset value, returned -6.82% over the one-year period ended September 30, 2020 compared to the MSCI All Country World Index (ex-U.S.) (Net) (the “Index”) return of 3.00% over the same period.

The Fund significantly trailed the Index for the period due to the continued worldwide struggle of value stocks, which make up the bulk of our equities. Gold and gold mining’s positive 39.4% return for the period and our allocation to cash helped dampen the impact from these equities which were down -8.2% over the period, compared to those in the Index* which were up 2.7%. Equity performance was hurt the most by our names in financials, industrials and consumer discretionary, which together detracted -6.1%. The two sectors with positive results were technology and health care contributing a total of 0.8%. Our names invested in France, Ireland, and the Netherlands detracted -5.6% while Japan, South Korea, and China contributed a total of 3.5%.

The top five individual equity contributors to return this period were: Newmont Corp. (United Kingdom, gold and gold mining), Clear Media Limited (China, communication services), Bayerische Motoren Werke AG (Germany, consumer discretionary), Samsung Electronics Co., Ltd. (South Korea, technology), Z Holdings Corp. (Japan, communication services). The top five individual equity detractors were: AIB Group Plc (Ireland, financials), Airbus SE (Netherlands, industrials), Sodexo SA (France, consumer discretionary), Haw Par Corp. Ltd. (Singapore, health care), Mitie Group Plc (United Kingdom, industrials).

Fixed Income detracted -1.5%. Gold and gold mining contributed 2.2%.

In an effort to neutralize part of our foreign exchange risk, we were partially hedged against several currencies over the period which contributed 0.1%. At the end of the period, our currency hedges were: 10% British pound; 40% South Korean won; and 94% Thai baht.

Investment Risks: There are risks associated with investing in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

*The Index equity return excludes gold mining stocks.

IVA Worldwide Fund	IVA Funds
Performance (unaudited)	As of September 30, 2020

Average Annual Total Returns as of September 30, 2020	One Year	Five Year	Ten Year	Since Inception(a)
Class A	-4.86%	2.59%	4.01%	6.15%

Class A (with a 5% maximum initial sales charge)	-9.63%	1.54%	3.48%	5.70%

Class C	-5.58%	1.82%	3.24%	5.36%

Class I	-4.58%	2.86%	4.28%	6.42%

MSCI All Country World Index (Net)(b)	10.44%	10.30%	8.55%	7.79%

Consumer Price Index(c)	1.50%	1.84%	1.77%	1.45%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)	The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.
(c)	The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.
(d)	Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2010, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2020. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. Amounts redeemed within 30 days of purchase are subject to a 2.00% fee. The expense ratios for the Fund are as follows: 1.16% (Class A shares); 1.91% (Class C shares); and 0.91% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2020. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

Information Classification: Limited Access

IVA Worldwide Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2020

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Berkshire Hathaway Inc., Class ‘A’, Class ‘B’	5.3%
Bayerische Motoren Werke AG	3.3%
Astellas Pharma Inc.	3.2%
Newmont Corp.	2.9%
Compagnie Financière Richemont SA	2.5%
H.U. Group Holdings Inc.	2.4%
LKQ Corp.	2.2%
Bureau Veritas SA	2.1%
Western Union Co.	2.0%
Sodexo SA	1.9%

Top 10 positions represent 27.8% of total net assets.

(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2020

	Shares	Description	Fair Value
COMMON STOCKS – 59.1%

Belgium | 0.5%
	219,012	Anheuser-Busch InBev SA/NV	$11,869,682

Bermuda | 0.5%
	627,500	Jardine Strategic Holdings Ltd.	12,430,775

Canada | 0.8%
	715,726	Barrick Gold Corp.	20,119,058

China | 0.9%
	50,277	Baidu Inc., ADR (a)	6,364,565
	343,214	SINA Corp. (a)	14,624,349
			20,988,914

France | 8.7%
	9,619,296	Bolloré SA	35,954,715
	2,241,886	Bureau Veritas SA (a)	50,624,886
	167,001	Criteo SA, ADR (a)	2,035,742
	16,962	Dassault Aviation SA (a)	14,418,142
	13,631	Financière de l’Odet SA	10,739,677
	85,739	Ipsos SA	2,146,202
	1,072,181	Publicis Groupe SA	34,670,222
	657,579	Sodexo SA	47,045,099
	141,564	Wendel SE	12,854,894
			210,489,579

Germany | 3.3%
	1,099,087	Bayerische Motoren Werke AG	79,881,821

Hong Kong | 0.1%
	3,808,658	Hongkong & Shanghai Hotels Ltd.	2,958,448

Ireland | 1.1%
	24,967,035	AIB Group Plc (a)	25,642,793

Japan | 8.0%
	5,154,800	Astellas Pharma Inc.	76,590,069
	238,000	Benesse Holdings Inc.	6,104,300
	496,700	Fan Communications Inc.	2,270,036
	2,158,300	H.U. Group Holdings Inc.	57,546,481
	101,700	Medikit Co., Ltd.	3,230,408
	55,500	Nitto Kohki Co., Ltd.	1,096,160
	1,353,400	Rohto Pharmaceutical Co., Ltd.	44,336,955
	229,000	Techno Medica Co., Ltd.	3,650,017
			194,824,426

Mexico | 1.3%
	9,454,484	Grupo México SAB de CV, Series ‘B’	24,064,327
	1,035,169	Promotora y Operadora de Infraestructura SAB de CV, Series ‘A’ (a)	7,280,335
	238,353	Promotora y Operadora de Infraestructura SAB de CV, Series ‘L’ (a)	1,244,935
			32,589,597

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2020

	Shares	Description	Fair Value

Netherlands | 2.8%
	261,425	Airbus SE (a)	$19,024,932
	267,534	Heineken NV	23,801,293
	1,213,492	Royal Boskalis Westminster NV (a)	24,158,438
			66,984,663

Singapore | 0.4%
	11,331,599	First Resources Ltd.	10,044,493

South Korea | 3.1%
	277,924	Daou Technology Inc.	5,149,288
	145,281	Hyundai Mobis Co., Ltd.	28,537,637
	1,338,968	Kangwon Land Inc.	24,597,591
	251,694	KT&G Corp.	17,768,886
			76,053,402

Spain | 0.7%
	129,590	Aena SME, SA (a)	18,126,175

Switzerland | 4.0%
	897,448	Compagnie Financière Richemont SA	60,118,931
	153,915	Nestlé SA	18,271,610
	1,653,409	UBS Group AG	18,489,889
			96,880,430

Thailand | 0.7%
	5,625,900	Bangkok Bank PCL, NVDR	17,044,147

United Kingdom | 3.3%
	851,519	Inchcape Plc (a)	4,841,123
	1,097,187	Newmont Corp.	69,616,515
	655,659	WPP Plc	5,143,857
			79,601,495

United States | 18.9%
	1,614,559	Adtalem Global Education Inc. (a)	39,621,278
	8,970	Alphabet Inc., Class ‘A’ (a)	13,146,432
	16,499	Alphabet Inc., Class ‘C’ (a)	24,246,930
	72,965	American Express Co.	7,314,741
	1,139,885	Astronics Corp. (a)	8,799,912
	171	Berkshire Hathaway Inc., Class 'A' (a)	54,720,171
	346,842	Berkshire Hathaway Inc., Class ‘B’ (a)	73,856,536
	420,864	CDK Global Inc.	18,345,462
	233,023	Chevron Corp.	16,777,656
	188,802	Flowserve Corp.	5,152,407
	1,504,275	Gruma SAB de CV, Series ‘B’	16,647,269
	1,967,581	LKQ Corp. (a)	54,561,021
	47,095	Mastercard Inc., Class ‘A’	15,926,116
	381,321	Qurate Retail, Inc., Series ‘A’	2,737,885
	129,568	Schlumberger Ltd.	2,016,078
	305,335	Skechers USA Inc., Class ‘A’ (a)	9,227,224
	433,827	Tapestry Inc.	6,780,716

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2020

	Shares	Description	Fair Value
United States | 18.9% (continued)
	1,681,197	Wells Fargo & Co.	$39,524,941
	2,256,095	Western Union Co.	48,348,116
			457,750,891
		TOTAL COMMON STOCKS (Cost — $1,220,721,673)	1,434,280,789

PREFERRED STOCKS – 0.1%

United States | 0.1%
	11,501	Qurate Retail Inc., 8% Series ‘A’	1,132,848
		TOTAL PREFERRED STOCKS (Cost — $524,303)	1,132,848

	PRINCIPAL AMOUNT
CORPORATE NOTES & BONDS – 2.5%

South Africa | 1.4%
	35,068,000	USD	Gold Fields Orogen Holding (BVI) Ltd., 4.875% due 10/7/2020 (b)	35,038,543

United States | 1.1%
	19,417,000	USD	Bristow Group Inc., 7.75% due 12/15/2022	18,642,262
	7,079,079	USD	Tidewater Inc., 8% due 8/1/2022	6,962,380
				25,604,642

			TOTAL CORPORATE NOTES & BONDS (Cost — $61,213,340)	60,643,185

SHORT-TERM INVESTMENTS – 37.9%
Commercial Paper | 37.8%
			Barclays Bank Plc:
	24,000,000	USD	0.13% due 10/5/2020 (b)	23,999,603
	40,000,000	USD	0.11% due 10/7/2020 (b)	39,998,989
	67,900,000	USD	BNP Paribas SA, 0.07% due 10/1/2020 (b)	67,899,885
	50,000,000	USD	Crédit Agricole Corp., 0.07% due 10/28/2020 (b)	49,996,850
			DNB Bank ASA:
	22,000,000	USD	0.02% due 10/7/2020 (b)	21,999,572
	34,900,000	USD	0.04% due 10/7/2020 (b)	34,899,322
	12,000,000	USD	0.02% due 10/9/2020 (b)	11,999,700
	21,700,000	USD	Exxon Mobil Corp., 0.09% due 11/3/2020	21,698,073
			L’Oréal USA Inc.:
	40,000,000	USD	0.07% due 10/6/2020 (b)	39,999,487
	2,800,000	USD	0.09% due 10/14/2020 (b)	2,799,924
	50,000,000	USD	Landesbank Hessen-Thuringen Gi, 0.09% due 10/22/2020 (b)	49,996,517

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2020

	PRINCIPAL AMOUNT		DESCRIPTION	FAIR VALUE
Commercial Paper | 37.8% (continued)
	40,000,000	USD	Lloyds Bank Plc, 0.08% due 10/1/2020 (b)	$39,999,867
	30,000,000	USD	LVMH Moët Hennessy Louis Vuitton SE, 0.07% due 10/5/2020 (b)	29,999,750
			Merck & Co. Inc.:
	30,000,000	USD	0.06% due 10/8/2020 (b)	29,999,533
	15,500,000	USD	0.06% due 10/13/2020 (b)	15,499,608
	35,400,000	USD	0.06% due 10/19/2020 (b)	35,398,636
			Nestlé Capital Corp.:
	25,600,000	USD	0.05% due 10/2/2020 (b)	25,599,910
	30,000,000	USD	0.03% due 10/19/2020 (b)	29,999,113
	20,000,000	USD	Novartis Finance Corp., 0.09% due 10/13/2020 (b)	19,998,339
	30,000,000	USD	Roche Holdings, Inc., 0.07% due 10/26/2020 (b)	29,998,332
			Société Générale North America Inc.:
	19,700,000	USD	0.11% due 10/2/2020 (b)	19,699,890
	30,000,000	USD	0.09% due 10/7/2020 (b)	29,999,417
	65,700,000	USD	Swedbank AB, 0.1% due 10/14/2020	65,697,445
			Toronto Dominion Bank:
	14,900,000	USD	0.13% due 10/29/2020 (b)	14,898,572
	40,000,000	USD	0.13% due 10/30/2020 (b)	39,996,000
	8,600,000	USD	Total Fina Elf Capital SA, 0.07% due 10/1/2020 (b)	8,599,982
	63,000,000	USD	Unilever Capital Corp., 0.09% due 10/5/2020 (b)	62,999,029
			United Parcel Service Inc.:
	17,000,000	USD	0.02% due 10/1/2020 (b)	16,999,976
	12,200,000	USD	0.03% due 10/1/2020 (b)	12,199,983
	25,000,000	USD	0.03% due 10/7/2020 (b)	24,999,757
				917,871,061

Treasury Bills | 0.1%
	2,000,000	USD	U.S. Treasury Bill, 0.105% due 12/10/2020 (c)(d)	1,999,650
			TOTAL SHORT-TERM INVESTMENTS (Cost — $919,876,798)	919,870,711
			TOTAL INVESTMENTS — 99.6% (Cost — $2,202,336,114)	2,415,927,533
			Other Assets In Excess of Liabilities — 0.4%	9,232,072
			TOTAL NET ASSETS — 100.0%	$2,425,159,605

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2020

The IVA Worldwide Fund had the following open forward foreign currency contracts at September 30, 2020:

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATES THROUGH	LOCAL CURRENCY AMOUNT	USD EQUIVALENT	USD VALUE AT SEPTEMBER 30, 2020	NET UNREALIZED APPRECIATION
Contracts to Sell:
British pound	State Street Bank & Trust Co.	12/09/2020	GBP 770,000	$1,043,337	$993,950	$49,387
Thai baht	State Street Bank & Trust Co.	12/09/2020	THB 515,222,000	16,480,344	16,257,885	222,459
Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$271,846

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATES THROUGH	LOCAL CURRENCY AMOUNT	USD EQUIVALENT	USD VALUE AT SEPTEMBER 30, 2020	NET UNREALIZED DEPRECIATION
Contracts to Sell:
South Korean won	State Street Bank & Trust Co.	10/08/2020	KRW35,636,000,000	$30,021,423	$30,497,219	$(475,796)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts						$(475,796)

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
GBP	—	British pound
KRW	—	South Korean won
NVDR	—	Non-voting Depositary Receipt
THB	—	Thai baht
USD	—	United States dollar

(a)	Non-income producing investment.
(b)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.
(c)	This security is held at the custodian as collateral for forward foreign currency contracts sold. As of September 30, 2020, portfolio securities valued at $1,999,650 were segregated, of which $475,796 is used to cover collateral requirements.
(d)	The rate shown represents an annualized yield at time of purchase.

Schedule of Affiliates
SECURITY	SHARES HELD AT SEPTEMBER 30, 2019	SHARE ADDITIONS	SHARE REDUCTIONS	SHARES HELD AT SEPTEMBER 30, 2020	FAIR VALUE AT SEPTEMBER 30, 2020	REALIZED LOSS	CHANGE IN UNREALIZED DEPRECIATION	DIVIDEND INCOME(a)
Astronics Corp.(b)	1,297,449	885,714	1,043,278	1,139,885	$8,799,912	$(20,685,553)	$(20,884,774)	—
H.U. Group Holdings Inc.(b)(c)	3,639,600	198,600	1,679,900	2,158,300	57,546,481	(26,746,656)	32,764,488	$2,640,111
Net 1 U.E.P.S. Technologies Inc.(b)	2,986,316	81,081	3,067,397	—	—	(15,468,834)	—	—
Total					$66,346,393	$(62,901,043)	$11,879,714	$2,640,111

(a)	Dividend income is gross of withholding taxes.
(b)	Non-affiliated at September 30, 2020.
(c)	Effective July 1, 2020 Miraca Holdings Inc. changed its name to H.U. Group Holdings Inc.

See Notes to Financial Statements.

IVA International Fund	IVA Funds
Performance (unaudited)	As of September 30, 2020

Average Annual Total Returns as of September 30, 2020	One Year	Five Year	Ten Year	Since Inception(a)
Class A	-6.82%	0.89%	3.42%	5.39%

Class A (with a 5% maximum initial sales charge)	-11.50%	-0.14%	2.89%	4.94%

Class C	-7.51%	0.14%	2.65%	4.60%

Class I	-6.62%	1.14%	3.68%	5.65%

MSCI All Country World (ex-U.S.) Index (Net)(b)	3.00%	6.23%	4.00%	4.45%

Consumer Price Index(c)	1.50%	1.84%	1.77%	1.45%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.
(b)	The MSCI All Country World (ex-U.S.) Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.
(c)	The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.
(d)	Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2010, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2020. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. Amounts redeemed within 30 days of purchase are subject to a 2.00% fee. The expense ratios for the Fund are as follows: 1.17% (Class A shares); 1.92% (Class C shares); and 0.92% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 31, 2020. More recent expense ratios can be found in the Financial Highlights section of this Annual Report.

Information Classification: Limited Access

IVA International Fund	IVA Funds
Portfolio Composition (unaudited)	As of September 30, 2020

Asset Allocation (As a Percent of Total Net Assets)

Sector Allocation (As a Percent of Total Net Assets)

Top 10 Positions (As a Percent of Total Net Assets)(b)

Newmont Corp.	4.0%
Astellas Pharma Inc.	3.8%
Bayerische Motoren Werke AG	3.8%
H.U. Group Holdings Inc.	3.1%
Bureau Veritas SA	2.6%
Compagnie Financière Richemont SA	2.6%
Rohto Pharmaceutical Co., Ltd.	2.3%
Sodexo SA	2.2%
Bolloré SA	1.8%
Gold Fields Orogen Holding (BVI) Ltd., 4.875% due 10/7/2020	1.7%

Top 10 positions represent 27.9% of total net assets.

(a)	Other represents unrealized gains and losses on forward foreign currency contracts and other assets and liabilities.
(b)	Short-Term Investments are not included.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2020

	Shares	Description	Fair Value
COMMON STOCKS – 66.8%

Argentina | 0.3%
	787,908	Loma Negra Companía Industrial Argentina SA, ADR (a)	$3,395,884

Australia | 0.5%
	115,873	Newcrest Mining Ltd.	2,592,733
	9,670,756	WPP AUNZ Ltd.	2,424,337
			5,017,070

Belgium | 0.9%
	162,296	Anheuser-Busch InBev SA/NV	8,795,874

Bermuda | 0.6%
	301,326	Jardine Strategic Holdings Ltd.	5,969,268

Canada | 0.8%
	298,474	Barrick Gold Corp.	8,390,104

China | 1.7%
	45,302	Baidu Inc., ADR (a)	5,734,780
	16,760,000	Phoenix Media Investment (Holdings) Ltd. (a)	692,021
	1,492,694	Phoenix New Media Ltd., ADR	1,836,014
	194,591	SINA Corp. (a)	8,291,523
			16,554,338

France | 11.8%
	4,688,376	Bolloré SA	17,524,071
	1,153,741	Bureau Veritas SA (a)	26,053,067
	143,984	Criteo SA, ADR (a)	1,755,165
	9,374	Dassault Aviation SA (a)	7,968,144
	8,434	Financière de l’Odet SA	6,645,033
	53,448	Groupe SFPI SA (a)	77,391
	187,925	Ipsos SA	4,704,101
	509,916	Publicis Groupe SA	16,488,728
	306,890	Sodexo SA	21,955,796
	224,363	Vicat SA	7,510,202
	71,601	Wendel SE	6,501,817
			117,183,515

Germany | 3.8%
	521,607	Bayerische Motoren Werke AG	37,910,481

Hong Kong | 1.0%
	27,617,000	APT Satellite Holdings Ltd.	7,233,826
	3,449,416	Hongkong & Shanghai Hotels Ltd.	2,679,400
			9,913,226

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2020

	Shares	Description	Fair Value

India | 0.5%
	152,151	Bajaj Holdings and Investment Ltd.	$4,990,586

Ireland | 1.1%
	10,871,525	AIB Group Plc (a)	11,165,774

Japan | 12.5%
	2,550,500	Astellas Pharma Inc.	37,895,354
	150,400	Benesse Holdings Inc.	3,857,507
	913,400	Fan Communications Inc.	4,174,454
	1,138,900	H.U. Group Holdings Inc.	30,366,347
	364,000	Hi-Lex Corp.	4,114,047
	61,000	Medikit Co., Ltd.	1,937,610
	72,600	Nitto Kohki Co., Ltd.	1,433,896
	27,400	Okinawa Cellular Telephone Co.	1,039,207
	713,800	Rohto Pharmaceutical Co., Ltd.	23,383,862
	181,900	San-A Co., Ltd.	7,994,183
	248,275	Shingakukai Holdings Co., Ltd.	1,092,302
	89,150	Shofu Inc.	1,207,094
	800	SK Kaken Co., Ltd.	296,212
	373,300	Techno Medica Co., Ltd.	5,950,005
			124,742,080

Mexico | 4.3%
	1,187,288	Corporativo Fragua, SAB de CV	11,813,009
	7,263,265	Grupo Comercial Chedraui SAB de CV	7,906,600
	4,109,815	Grupo México SAB de CV, Series ‘B’	10,460,638
	874,598	Promotora y Operadora de Infraestructura SAB de CV, Series ‘A’ (a)	6,151,041
	254,148	Promotora y Operadora de Infraestructura SAB de CV, Series ‘L’ (a)	1,327,434
	1,105,300	Quálitas Controladora, SAB de CV	4,174,461
	237,200	Regional SAB de CV (a)	559,007
			42,392,190

Netherlands | 4.0%
	122,925	Airbus SE (a)	8,945,739
	172,476	Heineken NV	15,344,412
	760,571	Royal Boskalis Westminster NV (a)	15,141,597
			39,431,748

Singapore | 2.5%
	8,592,300	First Resources Ltd.	7,616,338
	2,481,720	Haw Par Corp. Ltd.	16,907,803
			24,524,141

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2020

	Shares	Description	Fair Value

South Korea | 6.3%
	412,653	Daou Technology Inc.	$7,645,504
	104,511	DONGKOOK Pharmaceutical Co., Ltd.	2,442,651
	78,636	Hyundai Mobis Co., Ltd.	15,446,518
	905,190	Kangwon Land Inc.	16,628,847
	176,250	KT&G Corp.	12,442,753
	653,824	WHANIN Pharmaceutical Co., Ltd.	8,470,366
			63,076,639

Spain | 1.1%
	81,110	Aena SME, SA (a)	11,345,120

Switzerland | 4.9%
	379,777	Compagnie Financière Richemont SA	25,440,791
	113,968	Nestlé SA	13,529,408
	890,666	UBS Group AG	9,960,219
			48,930,418

Thailand | 1.2%
	3,839,000	Bangkok Bank PCL, NVDR	11,630,580

United Arab Emirates | 0.4%
	9,881,361	Emaar Malls PJSC (a)	4,008,338

United Kingdom | 5.5%
	32,962,172	Avanti Communications Group Plc (a)	—
	914,889	Inchcape Plc (a)	5,201,399
	13,857,632	Mitie Group Plc	5,865,028
	634,726	Newmont Corp.	40,273,365
	383,227	WPP Plc	3,006,540
			54,346,332

United States | 1.1%
	860,285	Gruma SAB de CV, Series ‘B’	9,520,464
	111,399	Schlumberger Ltd.	1,733,368
			11,253,832
		TOTAL COMMON STOCKS (Cost — $627,260,546)	664,967,538

PREFERRED STOCKS — 1.0%

Chile | 0.3%
	1,168,712	Embotelladora Andina SA, Series ‘B’	2,582,863

Germany | 0.7%
	29,188	KSB SE & Co. KgaA Vorzug	7,186,507
		TOTAL PREFERRED STOCKS (Cost — $12,937,696)	9,769,370

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2020

	Principal Amount		DESCRIPTION	FAIR VALUE

CORPORATE NOTES & BONDS — 1.9%

South Africa | 1.7%
	17,291,000	USD	Gold Fields Orogen Holding (BVI) Ltd., 4.875% due 10/7/2020 (b)	$17,276,475

United Kingdom | 0.2%
	7,019,185	USD	Avanti Communications Group Plc, 9% due 10/1/2022 (9% PIK) (b)(c)	1,544,221
			TOTAL CORPORATE NOTES & BONDS (Cost — $24,289,870)	18,820,696

SHORT-TERM INVESTMENTS — 31.2%

Commercial Paper | 31.0%
	20,000,000	USD	Barclays Bank Plc, 0.11% due 10/7/2020 (b)	19,999,494
	28,000,000	USD	BNP Paribas SA, 0.07% due 10/1/2020 (b)	27,999,953
	20,000,000	USD	Crédit Agricole Corp., 0.07% due 10/28/2020 (b)	19,998,740
	28,000,000	USD	DNP Bank ASA, 0.02% due 10/7/2020 (b)	27,999,456
			Exxon Mobil Corp.:
	15,400,000	USD	0.07% due 10/5/2020	15,399,820
	10,000,000	USD	0.09% due 11/3/2020 (b)	9,999,112
	10,000,000	USD	Landesbank Hessen-Thuringen Gi, 0.09% due 10/22/2020 (b)	9,999,303
	10,000,000	USD	Lloyds Bank Plc, 0.08% due 10/1/2020 (b)	9,999,967
	19,400,000	USD	L’Oréal USA Inc., 0.07% due 10/5/2020 (b)	19,399,774
			Merck & Co. Inc.:
	12,500,000	USD	0.06% due 10/13/2020 (b)	12,499,684
	14,600,000	USD	0.06% due 10/19/2020 (b)	14,599,438
	15,000,000	USD	Nestlé Capital Corp., 0.01% due 10/19/2020 (b)	14,999,557
	19,000,000	USD	Roche Holding Inc., 0.05% due 10/1/2020 (b)	18,999,963
	4,000,000	USD	Swedbank AB, 0.1% due 10/14/2020 (b)	3,999,844
	21,500,000	USD	Toronto Dominion Bank, 0.13% due 10/30/2020 (b)	21,497,850
	14,400,000	USD	Total Fina Elf Capital SA, 0.07% due 10/1/2020 (b)	14,399,970
	19,000,000	USD	Unilever Capital Corp., 0.04% due 10/5/2020 (b)	18,999,707

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2020

	Principal Amount		Description	Fair Value

Commercial Paper | 31.0% (continued)
	8,000,000	USD	United Parcel Service Inc.: 0.02% due 10/1/2020 (b)	$7,999,989
	20,000,000	USD	0.03% due 10/1/2020 (b)	19,999,972
				308,791,593

Treasury Bills | 0.2%
	2,000,000	USD	U.S. Treasury Bill, 0.105% due 12/10/2020 (d)(e)	1,999,650
			TOTAL SHORT-TERM INVESTMENTS (Cost — $310,793,110)	310,791,243
			TOTAL INVESTMENTS — 100.9% (Cost — $975,281,222)	1,004,348,847
			Liabilities In Excess of Other Assets — (0.9)%	(8,782,776)
			TOTAL NET ASSETS — 100.0%	$995,566,071

The IVA International Fund had the following open forward foreign currency contracts at September 30, 2020:

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATES THROUGH	LOCAL CURRENCY AMOUNT	USD EQUIVALENT	USD VALUE AT SEPTEMBER 30, 2020	NET UNREALIZED APPRECIATION
Contracts to Sell:
British pound	State Street Bank & Trust Co.	12/09/2020	GBP 1,084,000	$1,463,185	$1,399,275	$63,910
Thai baht	State Street Bank & Trust Co.	12/09/2020	THB 347,238,000	11,106,360	10,957,132	149,228
Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$213,138

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATES THROUGH	LOCAL CURRENCY AMOUNT	USD EQUIVALENT	USD VALUE AT SEPTEMBER 30, 2020	NET UNREALIZED DEPRECIATION
Contracts to Sell:
South Korean won	State Street Bank & Trust Co.	10/08/2020	KRW 29,202,000,000	$24,602,074	$24,991,014	$(388,940)
Net Unrealized Depreciation on Open Forward Foreign Currency Contracts						$(388,940)

Abbreviations used in this schedule:

ADR	—	American Depositary Receipt
GBP	—	British pound
KRW	—	South Korean won
NVDR	—	Non-voting Depositary Receipt
PIK	—	Payment-in-kind
THB	—	Thai baht
USD	—	United States dollar

(a)	Non-income producing investment.
(b)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.
(c)	Payment-in-kind security for which the issuer may pay interest with additional debt securities or cash.

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2020

(d)	This security is held at the custodian as collateral for forward foreign currency contracts sold. As of September 30, 2020, portfolio securities valued at $1,999,650 were segregated, of which $388,940 is used to cover collateral requirements.
(e)	The rate shown represents an annualized yield at time of purchase.

Schedule of Affiliates
SECURITY	SHARES HELD AT SEPTEMBER 30, 2019	SHARE ADDITIONS	SHARE REDUCTIONS	SHARES HELD AT SEPTEMBER 30, 2020	FAIR VALUE AT SEPTEMBER 30, 2020	REALIZED GAIN/(LOSS)	CHANGE IN UNREALIZED APPRECIATION	DIVIDEND INCOME(a)
APT Satellite Holdings Ltd.(b)	54,595,000	—	26,978,000	27,617,000	$7,233,826	$(13,591,808)	$6,844,154	$1,037,529
Clear Media Ltd.(b)	31,530,030	—	31,530,030	—	—	10,222,817	—	—
Fan Communications Inc.(b)(c)	3,887,400	—	2,974,000	913,400	4,174,454	(6,074,686)	3,622,644	476,209
Kyung Dong Pharmaceutical Co., Ltd.(b)	1,429,632	—	1,429,632	—	—	(2,878,987)	—	494,097
Phoenix New Media Ltd., ADR(b)	3,713,463	102,564	2,323,333	1,492,694	692,021	(10,947,044)	9,897,844	5,017,631
Techno Medica Co., Ltd.(b)	513,800	—	140,500	373,300	5,950,005	303,346	(2,974,071)	211,140
WHANIN Pharmaceutical Co., Ltd.(b)	1,625,926	—	972,102	653,824	8,470,366	(7,352,516)	5,854,316	393,695
Total					$26,520,672	$(30,318,878)	$23,244,887	$7,630,301

(a)	Dividend income is gross of withholding taxes.
(b)	Non-affiliated at September 30, 2020.
(c)	Name changed from F@N Communications Inc. to Fan Communications Inc. effective March 26, 2020.

See Notes to Financial Statements.

Statements of Assets and Liabilities	IVA Funds

September 30, 2020

	IVA Worldwide Fund	IVA International Fund
Assets:
Long-term investments, at cost:
Non-affiliated securities	$1,282,459,316	$664,488,112
Short-term investments, at cost	917,877,208	308,793,520
Collateral for open foreign forward currency contracts, at cost	1,999,590	1,999,590
Foreign currency, at cost	29,670	25,101
Long-term investments, at fair value:
Non-affiliated securities	$1,496,056,822	$693,557,604
Short-term investments, at fair value	917,871,061	308,791,593
Collateral for open foreign forward currency contracts, at fair value	1,999,650	1,999,650
Foreign currency, at fair value	29,813	25,222
Cash	219,416	406,375
Receivable for investments sold	15,709,542	208,078
Dividends and interest receivable	5,294,392	3,021,082
Unrealized appreciation on open forward foreign currency contracts	271,846	213,138
Receivable for fund shares sold	597,986	949,922
Prepaid expenses and other assets	4,325	1,773
Total assets	$2,438,054,853	$1,009,174,437
Liabilities:
Payable for fund shares repurchased	$9,532,714	$12,006,922
Unrealized depreciation on open forward foreign currency contracts	475,796	388,940
Accrued investment advisory fees	1,737,410	700,720
Accrued distribution and service fees	241,647	18,571
Accrued expenses and other liabilities	907,681	493,213
Total liabilities	12,895,248	13,608,366
Net Assets	$2,425,159,605	$995,566,071
Net Assets Consist of:
Par value ($0.001 per share)	$161,880	$72,222
Additional paid-in-capital	2,306,713,038	1,272,860,871
Total distributable earnings	118,284,687	(277,367,022)
Net Assets	$2,425,159,605	$995,566,071
Net Asset Value Per Share:
Class A
Net assets	$587,392,415	$52,670,608
Shares outstanding	39,279,873	3,830,586
Net asset value per share	$14.95	$13.75
Maximum offering price per share (with a maximum initial sales charge of 5.00%)	$15.74	$14.47
Class C
Net assets	$133,518,924	$8,453,033
Shares outstanding	9,192,386	629,589
Net asset value per share	$14.52	$13.43
Class I
Net assets	$1,704,248,266	$934,442,430
Shares outstanding	113,408,147	67,761,397
Net asset value per share	$15.03	$13.79

See Notes to Financial Statements.

Statements of Operations	IVA Funds

For the Year Ended September 30, 2020

	IVA Worldwide Fund	IVA International Fund
Investment Income:
Interest	$25,115,749	$10,129,399
Dividends:
Non-affiliated securities	42,561,158	28,231,423
Affiliated securities	2,640,111	7,630,301
Other income	33,752	—
Less: Foreign taxes withheld	(4,305,591)	(3,306,517)
Total income	66,045,179	42,684,606
Expenses:
Investment advisory fees	34,015,340	16,278,167
Distribution and service fees:
Class A	1,957,354	241,999
Class C	2,561,796	165,020
Transfer agent and shareholder service fees	3,006,998	1,147,316
Trustee fees	285,628	136,848
Other expenses	2,643,367	1,781,994
Total expenses	44,470,483	19,751,344
Net investment income	21,574,696	22,933,262
Net Realized and Change in Unrealized Gain (Loss) on Investments and Foreign Currency including Forward Foreign Currency Contracts:
Net realized gain (loss) on:
Investments:
Non-affiliated securities	(5,622,553)	(259,199,847)
Affiliated securities	(62,901,043)	(30,318,878)
Commodities	1,546,134	7,697,321
Forward foreign currency contracts and other foreign currency transactions	921,547	3,084,253
Net realized loss	(66,055,915)	(278,737,151)
Net change in unrealized appreciation (depreciation) from:
Investments from:
Non-affiliated investments	(217,721,229)	76,856,396
Forward foreign currency contracts and other foreign currency translation	(1,769,666)	(2,256,102)
Net change in unrealized appreciation (depreciation)	(219,490,895)	74,600,294
Net realized and change in unrealized gain (loss) on investments and foreign currency including forward foreign currency contracts	(285,546,810)	(204,136,857)
Decrease in net assets resulting from operations	$(263,972,114)	$(181,203,595)

See Notes to Financial Statements.

Statements of Changes in Net Assets	IVA Funds

	IVA Worldwide Fund		IVA International Fund
	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019
Operations:
Net investment income	$21,574,696	$80,890,827	$22,933,262	$51,254,307
Net realized gain (loss)	(66,055,915)	559,550,303	(278,737,151)	113,396,371
Net change in unrealized appreciation (depreciation)	(219,490,895)	(867,538,077)	74,600,294	(346,311,638)
Decrease in net assets resulting from operations	(263,972,114)	(227,096,947)	(181,203,595)	(181,660,960)
Decrease in net assets resulting from distributions	(384,114,149)	(639,448,284)	(106,038,250)	(234,693,218)
Capital Share Transactions:
Proceeds from shares sold	627,059,111	1,214,622,428	353,917,376	611,893,146
Reinvestment of distributions	324,649,462	530,777,658	89,674,675	203,877,710
Cost of shares repurchased	(3,707,920,726)	(3,066,709,013)	(1,963,577,749)	(1,445,674,304)
Decrease in net assets from capital share transactions	(2,756,212,153)	(1,321,308,927)	(1,519,985,698)	(629,903,448)
Decrease in net assets	(3,404,298,416)	(2,187,854,158)	(1,807,227,543)	(1,046,257,626)
Net Assets:
Beginning of year	$5,829,458,021	$8,017,312,179	$2,802,793,614	$3,849,051,240
End of year	$2,425,159,605	$5,829,458,021	$995,566,071	$2,802,793,614

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.84	$18.97	$18.96	$17.26	$16.87
Increase (decrease) from investment operations:(a)
Net investment income(b)	0.05	0.19	0.08	0.04	0.09
Net realized and unrealized gain (loss)	(0.75)	(0.72)	0.53	1.86	1.01
Increase (decrease) from investment operations	(0.70)	(0.53)	0.61	1.90	1.10
Decrease from distributions:
Net investment income	(0.21)	(0.15)	(0.03)	—	(0.23)
Net realized gain on investments	(0.98)	(1.45)	(0.57)	(0.20)	(0.48)
Decrease from distributions	(1.19)	(1.60)	(0.60)	(0.20)	(0.71)
Net asset value, end of year	$14.95	$16.84	$18.97	$18.96	$17.26
Total return(c)	(4.86)%	(2.48)%	3.25%	11.12%	6.75%
Ratios to average net assets:
Operating expenses	1.19%	1.23%	1.25%	1.25%	1.25%
Net investment income	0.35%	1.09%	0.41%	0.21%	0.52%
Supplemental data:
Portfolio turnover rate	48.8%	39.9%	25.0%	13.9%	29.7%
Net assets, end of year (000’s)	$587,392	$950,298	$1,159,022	$1,512,543	$1,587,209

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.38	$18.48	$18.59	$17.05	$16.67
Increase (decrease) from investment operations:(a)
Net investment income (loss)(b)	(0.06)	0.05	(0.06)	(0.10)	(0.04)
Net realized and unrealized gain (loss)	(0.75)	(0.68)	0.52	1.84	1.00
Increase (decrease) from investment operations	(0.81)	(0.63)	0.46	1.74	0.96
Decrease from distributions:
Net investment income	(0.07)	(0.02)	—	—	(0.10)
Net realized gain on investments	(0.98)	(1.45)	(0.57)	(0.20)	(0.48)
Decrease from distributions	(1.05)	(1.47)	(0.57)	(0.20)	(0.58)
Net asset value, end of year	$14.52	$16.38	$18.48	$18.59	$17.05
Total return(c)	(5.58)%	(3.18)%	2.47%	10.31%	5.93%
Ratios to average net assets:
Operating expenses	1.93%	1.98%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.38)%	0.29%	(0.32)%	(0.55)%	(0.23)%
Supplemental data:
Portfolio turnover rate	48.8%	39.9%	25.0%	13.9%	29.7%
Net assets, end of year (000’s)	$133,519	$379,243	$691,501	$856,801	$1,037,758

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.92	$19.05	$19.04	$17.28	$16.90
Increase (decrease) from investment operations:(a)
Net investment income(b)	0.10	0.23	0.13	0.08	0.13
Net realized and unrealized gain (loss)	(0.76)	(0.71)	0.53	1.88	1.00
Increase (decrease) from investment operations	(0.66)	(0.48)	0.66	1.96	1.13
Decrease from distributions:
Net investment income	(0.25)	(0.20)	(0.08)	—	(0.27)
Net realized gain on investments	(0.98)	(1.45)	(0.57)	(0.20)	(0.48)
Decrease from distributions	(1.23)	(1.65)	(0.65)	(0.20)	(0.75)
Net asset value, end of year	$15.03	$16.92	$19.05	$19.04	$17.28
Total return(c)	(4.58)%	(2.21)%	3.48%	11.46%	6.96%
Ratios to average net assets:
Operating expenses	0.93%	0.98%	1.00%	1.00%	1.00%
Net investment income	0.61%	1.32%	0.70%	0.47%	0.77%
Supplemental data:
Portfolio turnover rate	48.8%	39.9%	25.0%	13.9%	29.7%
Net assets, end of year (000’s)	$1,704,248	$4,499,917	$6,166,789	$5,861,001	$5,651,971

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.32	$17.23	$18.02	$16.28	$16.39
Increase (decrease) from investment operations:(a)
Net investment income(b)	0.13	0.23	0.12	0.08	0.07
Net realized and unrealized gain (loss)	(1.10)	(1.05)	(0.30)	1.86	0.86
Increase (decrease) from investment operations	(0.97)	(0.82)	(0.18)	1.94	0.93
Decrease from distributions:
Net investment income	(0.29)	(0.21)	(0.24)	(0.03)	(0.41)
Net realized gain on investments	(0.31)	(0.88)	(0.37)	(0.17)	(0.63)
Decrease from distributions	(0.60)	(1.09)	(0.61)	(0.20)	(1.04)
Net asset value, end of year	$13.75	$15.32	$17.23	$18.02	$16.28
Total return(c)	(6.82)%	(4.51)%	(1.07)%	12.09%	5.93%
Ratios to average net assets:
Operating expenses	1.19%	1.23%	1.25%	1.25%	1.24%
Net investment income	0.90%	1.45%	0.67%	0.48%	0.41%
Supplemental data:
Portfolio turnover rate	27.7%	25.3%	19.4%	22.7%	34.9%
Net assets, end of year (000’s)	$52,671	$133,269	$181,209	$269,160	$282,567

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.97	$16.85	$17.64	$16.03	$16.14
Increase (decrease) from investment operations:(a)
Net investment income (loss)(b)	0.02	0.09	(0.01)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	(1.08)	(1.00)	(0.30)	1.83	0.83
Increase (decrease) from investment operations	(1.06)	(0.91)	(0.31)	1.78	0.80
Decrease from distributions:
Net investment income	(0.17)	(0.09)	(0.11)	—	(0.28)
Net realized gain on investments	(0.31)	(0.88)	(0.37)	(0.17)	(0.63)
Decrease from distributions	(0.48)	(0.97)	(0.48)	(0.17)	(0.91)
Net asset value, end of year	$13.43	$14.97	$16.85	$17.64	$16.03
Total return(c)	(7.51)%	(5.19)%	(1.82)%	11.24%	5.17%
Ratios to average net assets:
Operating expenses	1.94%	1.99%	2.00%	2.00%	1.99%
Net investment income (loss)	0.16%	0.62%	(0.04)%	(0.29)%	(0.19)%
Supplemental data:
Portfolio turnover rate	27.7%	25.3%	19.4%	22.7%	34.9%
Net assets, end of year (000’s)	$8,453	$23,777	$40,509	$59,467	$68,878

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.37	$17.28	$18.06	$16.32	$16.43
Increase (decrease) from investment operations:(a)
Net investment income(b)	0.17	0.26	0.18	0.12	0.13
Net realized and unrealized gain (loss)	(1.11)	(1.04)	(0.30)	1.86	0.84
Increase (decrease) from investment operations	(0.94)	(0.78)	(0.12)	1.98	0.97
Decrease from distributions:
Net investment income	(0.33)	(0.25)	(0.29)	(0.07)	(0.45)
Net realized gain on investments	(0.31)	(0.88)	(0.37)	(0.17)	(0.63)
Decrease from distributions	(0.64)	(1.13)	(0.66)	(0.24)	(1.08)
Net asset value, end of year	$13.79	$15.37	$17.28	$18.06	$16.32
Total return(c)	(6.62)%	(4.25)%	(0.77)%	12.34%	6.20%
Ratios to average net assets:
Operating expenses	0.94%	0.99%	1.00%	1.00%	0.99%
Net investment income	1.15%	1.64%	1.00%	0.74%	0.85%
Supplemental data:
Portfolio turnover rate	27.7%	25.3%	19.4%	22.7%	34.9%
Net assets, end of year (000’s)	$934,442	$2,645,748	$3,627,334	$3,874,426	$3,639,098

(a)	The amounts shown for a share outstanding may not correlate with the Statements of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

See Notes to Financial Statements.

Notes to Financial Statements	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each a diversified investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). In accordance with U.S. GAAP, each Fund has been defined as an investment company and as such complies with investment company and reporting guidance of the Financial Accounting Standards Board. As of result, there are no changes to measurement or disclosure required in the Funds’ financial statements.

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price (“NOCP”). If no sales or NOCPs are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities, other than commercial paper, for which market quotations are readily available are generally valued at the evaluated mean primarily based on the last bid and asked prices received from an independent pricing service. When no asked price is available, debt securities are valued at the evaluated bid price alone. Commercial paper is generally valued at the evaluated bid price provided by an independent pricing service. An evaluated price may include a variety of factors including the issue’s coupon rate, maturity, credit rating, yield, trade data, quoted prices of similar fixed income securities, and any other relevant market or security specific information.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by International Value Advisers, LLC (the “Adviser”) to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

The Board of Trustees of the Trust (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of the Adviser to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not

Notes to Financial Statements	IVA Funds

be determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours or securities for which there is a foreign market holiday when the NYSE is open, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Fair Value Measurement. The Funds adhere to U.S. GAAP fair value accounting standards that establish a single definition of fair value, create a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and require additional disclosure about fair value. The hierarchy of inputs is summarized below:

•	Level 1 –	last traded/quoted prices in active markets for identical unrestricted investments
•	Level 2 –	other significant observable inputs (including quoted prices for similar or identical investments, amortized cost, interest rates, prepayment speeds, credit risk, other observable market data, etc.)
•	Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

ASSETS	Last Traded/Quoted Prices in Active Markets for Identical Unrestricted Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks:
Foreign	$900,476,496	$76,053,402	—	$976,529,898
United States	457,750,891	—	—	457,750,891
Preferred stocks	1,132,848	—	—	1,132,848
Corporate notes & bonds	—	60,643,185	—	60,643,185
Short-term investments	—	919,870,711	—	919,870,711
Unrealized appreciation on open forward foreign currency contracts	—	271,846	—	271,846
Total assets	$1,359,360,235	$1,056,839,144	—	$2,416,199,379
LIABILITIES
Unrealized depreciation on open forward foreign currency contracts	—	$475,796	—	$475,796

For the years ended September 30, 2020 and September 30, 2019, there were no Level 3 assets or liabilities held in the Worldwide Fund.

Notes to Financial Statements	IVA Funds

The following is a summary of the inputs used in valuing the International Fund’s assets and liabilities at fair value:

ASSETS	Last Traded/Quoted Prices in Active Markets for Identical Unrestricted Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks:
Foreign	$578,824,058	$74,889,648	—	$653,713,706
United States	11,253,832	—	—	11,253,832
Preferred stocks	9,769,370	—	—	9,769,370
Corporate notes & bonds	—	18,820,696	—	18,820,696
Short-term investments	—	310,791,243	—	310,791,243
Unrealized appreciation on open forward foreign currency contracts	—	213,138	—	213,138
Total assets	$599,847,260	$404,714,725	—	$1,004,561,985
LIABILITIES
Unrealized depreciation on open forward foreign currency contracts	—	$388,940	—	$388,940

For the years ended September 30, 2020 and September 30, 2019, there were no Level 3 assets or liabilities held in the International Fund.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are translated to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and change in unrealized gain or loss on investments.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized gains and losses from foreign currency translation arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Notes to Financial Statements	IVA Funds

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

The Funds follow the Financial Accounting Standards Board accounting standard for accounting for uncertainty in income taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (generally the current and the prior three tax years) and determined that no provision for income tax would be required in the Funds’ financial statements. Tax-related interest or penalties, if applicable, are to be disclosed in the Statements of Operations. For the year ended September 30, 2020, the Funds did not incur any tax-related interest or penalties.

Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds consider a number of factors in evaluating whether it is more likely than not such reclaims would be sustained based on the technical merits, including administrative practice. For years, the Funds have filed refund claims with the French Tax Authority relating to taxes withheld. While the Funds believe it has a reasonable basis for its reclaim requests, the French Tax Authority has only recently made requests for additional information relating to such claims, and no acknowledgments of payments or actual payment have occurred. As a result, the Funds do not believe it is more likely than not such reclaims, as of the reporting date, would be sustained. The Funds continue to monitor the facts and circumstances relating to this matter.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Dividend and interest withholding taxes and capital gains taxes incurred, for the year ended September 30, 2020, can be found in the Statements of Operations.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Transactions with Affiliates. The Funds are permitted to purchase and sell securities (“cross-trade”) from and to other entities managed by the Adviser pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the 1940 Act. In compliance with these provisions of Rule 17a-7, each cross-trade is executed at the current market price with no brokerage commission, fee, or other remuneration paid in connection with the transaction. During the year ended September 30, 2020, the Worldwide Fund had $12,297,271 in purchases related to cross-trades and had $18,548,544 in sales related to cross-trades. During the year ended September 30, 2020, the International Fund had $17,639,615 in purchases related to cross-trades and had $9,960,126 in sales related to cross-trades.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Other Investment Risks. Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Funds’ performance.

Custodian Risk. Cash is held at the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”). The Funds are subject to credit risk on any cash balance that exceeds the amount insured by the Federal Deposit Insurance Corporation to the extent that the Custodian may be unable to return cash held.

Notes to Financial Statements	IVA Funds

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing investment advisory services to the Fund, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.80% of each Fund’s average daily net assets annually up to $5 billion per Fund; 0.75% on average daily net assets annually between $5 billion and $10 billion per Fund; and 0.70% on average daily net assets annually greater than $10 billion per Fund. Investment advisory fees paid for the year ended September 30, 2020 are disclosed in the Statements of Operations.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the year ended September 30, 2020 are disclosed in the Statements of Operations.

Foreside Fund Services, LLC serves as the Funds’ sole and exclusive distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

For the year ended September 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide Fund	International Fund
Purchases	$1,327,483,163	$437,463,698
Sales	$3,541,144,861	$1,899,655,140

The cost basis of investments and derivatives for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is presented on a federal tax basis as of September 30, 2020.

	Worldwide Fund	International Fund
Cost basis of investments and derivatives	$2,294,896,037	$1,026,568,959
Gross unrealized appreciation	$229,110,260	$61,241,502
Gross unrealized depreciation	$(107,856,085)	$(83,312,387)
Net unrealized appreciation (depreciation) and derivatives	$121,254,175	$(22,070,885)

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the year ended September 30, 2020, these instruments included forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

Notes to Financial Statements	IVA Funds

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the year ended September 30, 2020, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

The following summary of derivative instruments and hedging activity for each Fund is grouped by risk-type and provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at September 30, 2020.

Worldwide Fund

Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value
Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$271,846
Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	$(475,796)
Total		$(203,950)

International Fund

Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value
Foreign exchange	Unrealized appreciation on open forward foreign currency contracts	$213,138
Foreign exchange	Unrealized depreciation on open forward foreign currency contracts	$(388,940)
Total		$(175,802)

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2020.

Worldwide Fund

Risk-Type Category	Derivative Instrument	Realized Gain	Change in Unrealized Appreciation / (Depreciation)
Foreign exchange	Forward foreign currency contracts	$384,863	$(1,958,668)

International Fund

Risk-Type Category	Derivative Instrument	Realized Gain	Change in Unrealized Appreciation / (Depreciation)
Foreign exchange	Forward foreign currency contracts	$2,440,398	$(2,383,562)

Notes to Financial Statements	IVA Funds

During the year ended September 30, 2020, the Worldwide Fund had average notional values of $281,724,723 on forward foreign currency contracts to sell.

During the year ended September 30, 2020, the International Fund had average notional values of $259,362,255 on forward foreign currency contracts to sell.

The following tables present, by counterparty, gross amounts of derivatives eligible for offsetting, gross amounts offset in the Statements of Assets and Liabilities and related collateral received and/or pledged, if any, that the Funds have elected to offset under their legally enforceable ISDA Master Netting Agreement with such counterparty. An ISDA Master Netting Agreement is an agreement between the Fund and the counterparty that governs the terms of certain transactions and reduces the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral arrangements, if any. Offsetting mechanisms allow the Funds to pay or receive the net amount of all forward foreign currency contracts outstanding on a given settlement date. At September 30, 2020, the Funds elected to offset forward foreign currency contracts on the Statements of Assets and Liabilities.

Worldwide Fund

Counterparty	Gross Amount of Recognized Assets	Gross Amount Offset in the Statements of Assets and Liabilities	Collateral Received	Net Exposure Presented in the Statements of Assets and Liabilities
Forward foreign currency contracts State Street Bank & Trust Co.	$271,846	—	—	$271,846

Counterparty	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statements of Assets and Liabilities	Collateral Used to Offset Gross Amount of Recognized Liabilities	Net Exposure Presented in the Statements of Assets and Liabilities
Forward foreign currency contracts State Street Bank & Trust Co.	$475,796	—	$475,796	—

International Fund

Counterparty	Gross Amount of Recognized Assets	Gross Amount Offset in the Statements of Assets and Liabilities	Collateral Received	Net Exposure Presented in the Statements of Assets and Liabilities
Forward foreign currency contracts State Street Bank & Trust Co.	$213,138	—	—	$213,138

Counterparty	Gross Amount of Recognized Liabilities	Gross Amount Offset in the Statements of Assets and Liabilities	Collateral Used to Offset Gross Amount of Recognized Liabilities	Net Exposure Presented in the Statements of Assets and Liabilities
Forward foreign currency contracts State Street Bank & Trust Co.	$388,940	—	$388,940	—

Notes to Financial Statements	IVA Funds

Note 5 – Shares of Beneficial Interest

At September 30, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class of the Worldwide Fund were as follows:

Worldwide Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,525,992	$162,197,253	11,231,971	$189,770,701
Shares reinvested	3,344,291	55,481,795	4,987,878	81,053,021
Shares repurchased	(31,021,976)	(472,273,765)	(20,897,120)	(353,920,725)
Net Decrease	(17,151,693)	$(254,594,717)	(4,677,271)	$(83,097,003)
Class C
Shares sold	722,328	$11,052,782	1,769,750	$28,898,343
Shares reinvested	1,001,247	16,230,211	2,535,020	40,306,819
Shares repurchased	(15,686,658)	(236,313,479)	(18,568,669)	(306,771,845)
Net Decrease	(13,963,083)	$(209,030,486)	(14,263,899)	$(237,566,683)
Class I
Shares sold	29,667,410	$453,809,076	59,069,326	$995,953,384
Shares reinvested	15,200,568	252,937,456	25,133,077	409,417,818
Shares repurchased	(197,427,006)	(2,999,333,482)	(141,948,468)	(2,406,016,443)
Net Decrease	(152,559,028)	$(2,292,586,950)	(57,746,065)	$(1,000,645,241)

Transactions in shares of each class of the International Fund were as follows:

International Fund

	Year Ended September 30, 2020		Year Ended September 30, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,421,296	$20,450,966	3,287,250	$48,825,398
Shares reinvested	275,332	4,347,491	542,162	8,040,267
Shares repurchased	(6,563,558)	(90,335,096)	(5,650,309)	(88,119,341)
Net Decrease	(4,866,930)	$(65,536,639)	(1,820,897)	$(31,253,676)
Class C
Shares sold	205,864	$2,911,226	692,881	$9,872,774
Shares reinvested	34,343	532,655	122,641	1,786,878
Shares repurchased	(1,199,043)	(16,575,651)	(1,631,010)	(24,650,653)
Net Decrease	(958,836)	$(13,131,770)	(815,488)	$(12,991,001)
Class I
Shares sold	23,852,987	$330,555,184	35,903,924	$553,194,974
Shares reinvested	5,363,348	84,794,529	13,076,184	194,050,565
Shares repurchased	(133,635,809)	(1,856,667,002)	(86,764,349)	(1,332,904,310)
Net Decrease	(104,419,474)	$(1,441,317,289)	(37,784,241)	$(585,658,771)

Notes to Financial Statements	IVA Funds

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The redemption fee is credited to the applicable Fund. The purpose of the redemption fee is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Note 6 – Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2020 was as follows:

	Worldwide Fund	International Fund
Distributions Paid From:
Ordinary income	$74,769,749	$63,980,527
Long-Term gains	$309,344,400	$42,057,723

As of September 30, 2020, the components of accumulated earnings on a tax basis were as follows:

	Worldwide Fund	International Fund
Undistributed net investment income	—	$2,616,733
Undistributed realized gains	—	—
Other book/tax temporary differences[a]	$(47,094)	(34,210)
Late year ordinary loss deferral[b]	(3,066,751)	—
Capital loss carryforward	—	(257,969,646)
Unrealized appreciation/(depreciation)[c]	121,398,532	(21,979,899)
Total accumulated earnings	$118,284,687	$(277,367,022)

[a]	Other book/tax temporary differences are attributable primarily to the tax treatment of offering costs.
[b]	Ordinary income losses for the fiscal year ended September 30, 2020, for which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
[c]	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the treatment of passive foreign investment companies, forward foreign currency contracts and the tax deferral of losses on wash sales.

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal year end and is subject to adjustment.

	Worldwide Fund	International Fund
Short-term capital loss carryforward (no expiration)	—	$35,162,619
Long-term capital loss carryforward (no expiration)	—	$222,807,027
Total capital loss carryforward	—	$257,969,646

Reclassification. U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the fiscal year ended September 30, 2020, the following reclassifications have been made:

	Worldwide Fund	International Fund
Undistributed net investment loss	$(8,942,068)	$14,556,725
Accumulated net realized gain	$(8,861,524)	$(16,619,978)
Paid-in-capital	$17,803,592	$2,063,253

Report of Independent Registered Public Accounting Firm	IVA Funds

To the Shareholders and the Board of Trustees of

IVA Fiduciary Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of IVA Fiduciary Trust (the “Trust”) (comprising the IVA Worldwide Fund and IVA International Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising IVA Fiduciary Trust at September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, and audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to access the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more International Value Advisers, LLC investment companies since 2008.

Boston, Massachusetts

November 16, 2020

Trustees and Officers (unaudited)	IVA Funds

The business and affairs of each Fund are managed under the direction of its Board of Trustees (the “Board”). The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its investment adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ investment adviser and administrator. The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Each Trustee’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.

Independent Trustees(a)

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Adele R. Wailand (1949)	Trustee and Chair of the Board	since 2008	Consultant (2011 to present) and Corporate Secretary (prior to 2017), and previously Vice President and General Counsel, Case Pomeroy & Company, Inc. (real estate and investments);	2	None.

Manu Bammi (1962)	Trustee	since 2008	Founder and Chief Executive Officer, SmartAnalyst, Inc. (provider of research and analytics and decision support to businesses).	2	None.

Ronald S. Gutstein (1971)	Trustee	since 2008	Institutional Trader and Market Maker, Access Securities (an institutional broker-dealer).	2	None.

William M. Rose (1945)	Trustee	since 2013	Member, Investment Advisory Committee, CYMI, Inc. (family office) (prior to 2015).	2	Director, International Ocean Institute-Canada (since 2013) (a Canadian non-governmental organization based in Halifax, NS).

(a)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(b)	Each Trustee serves until resignation or removal from the Board. The current retirement age is 75.

Trustees and Officers (unaudited)	IVA Funds

Independent Trustees

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Michael W. Malafronte(b) (1974)	President and Trustee	since 2008	Managing Partner, the Adviser (since 2010);	2	Director, Adtalem Global Education Inc. (since 2016)

(a)	Each Trustee serves until resignation or removal from the Board.
(b)	Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

Name (Birth Year) and Address(a)	Position(s) Held with the Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s) During Past 5 Years
Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008).

Stefanie J. Hempstead (1973)	Treasurer	since 2008	Chief Financial Officer, the Adviser (since 2008).

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009).

Philip F. Coniglio (1981)	Assistant Secretary	since 2011	Chief Information Security Officer, the Adviser (since 2018); Director of Fund Operations, the Adviser (since 2014); Director of Information Technology, the Adviser (2014-2018); and Fund Operations Manager, the Adviser (2009-2014).

(a)	Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.
(b)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

Additional Information (unaudited)	IVA Funds

Board Approval of Investment Advisory Agreement. At a telephonic meeting held on May 12, 2020 and at a videoconference meeting held on May 20, 2020, the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) discussed the Investment Advisory Agreement (the “Advisory Agreement”) related to the Funds.*

To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees received comprehensive written materials and other information, in adequate time in advance of the meeting, which outlined, among other things, (i) information confirming the financial condition of the Adviser and the Adviser’s profitability derived from its relationship with each Fund; (ii) information as to the advisory fee rates paid to the Adviser by each Fund and each other fund or account managed by the Adviser; (iii) information as to the advisory fee rates paid by mutual funds to other advisers selected by Broadridge Financial Solutions, Inc. (“Broadridge”); (iv) a description of the personnel and the nature and quality of the services provided by the Adviser; (v) information on compliance matters; (vi) comparative information on investment performance of the Funds; and (vii) information regarding brokerage and portfolio transactions of the Funds.

The Independent Trustees reviewed the materials provided by the Adviser, which included, among other things, the Broadridge Report containing detailed advisory fee, expense ratio and performance comparisons for each Fund with other mutual funds in their “peer group” and “category”, as well as the information from the Adviser supplementing the Broadridge Report. The Independent Trustees also reviewed the memorandum prepared by Sidley Austin (“Sidley Austin”), Independent Trustee Counsel, outlining the legal duties of the Independent Trustees in evaluating investment advisory arrangements.

The Adviser also had provided the Independent Trustees with an analysis of its profitability with respect to providing investment advisory services to each Fund. In addition, it was noted, the Independent Trustees took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance and other services provided to each Fund. The Independent Trustees also considered other matters they deemed important to the approval process, such as allocation of Fund brokerage commissions, and other direct and indirect benefits to the Adviser from its relationship with the Funds. The Trustees met throughout the year with the portfolio managers of the Funds. It was noted that the Independent Trustees, in their deliberations, recognized that for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser for their investments and that there was a strong association in the minds of Fund shareholders between the Adviser and each Fund. In considering factors relating to the approval of the continuance of the Advisory Agreement, the Independent Trustees noted that Sidley Austin had provided the Independent Trustees with assistance and advice. The Independent Trustees stated that with respect to the Advisory Agreement, although it related to both Funds, the Independent Trustees had considered each Fund separately. The Independent Trustees were satisfied that the information requested provided the Independent Trustees with the information that they believed, in the exercise of their business judgment, was pertinent, sufficient and comprehensive for the purposes of their evaluation of the continuation of each agreement and each plan. Among other factors, the Trustees noted that they considered the following:

The nature, extent and quality of services provided by the Adviser: The Independent Trustees reviewed the services that the Adviser provides to each Fund, including, but not limited to, making the day to day investment decisions for each Fund, and generally managing each Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees noted that throughout the year they discussed with officers and portfolio managers of the Funds the types of transactions that were being done on behalf of each Fund. Additionally, the Independent Trustees took into account the services provided by the Adviser to its other accounts that have investment mandates similar to the Funds. In particular, they noted the greater level of portfolio management, compliance and administrative oversight services required for the Funds, mutual funds registered under the 1940 Act, as compared to the Adviser’s institutional accounts. The Independent Trustees also considered the education, background and experience of the Adviser’s personnel, noting in particular that the favorable history and reputation of the portfolio managers for the Funds have had, and are likely to continue to have, a favorable impact on the Funds. The Independent Trustees additionally noted the Adviser’s ability to attract quality and experienced personnel and its continued investment in the growth of its business. The Independent Trustees also considered the administrative services provided by the Adviser, including

*	On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May meetings were held telephonically and via video conference in reliance on the Order.

Additional Information (unaudited)	IVA Funds

compliance and accounting services, and oversight of third party service providers. After considering the above factors, the Independent Trustees concluded that the nature, quality and extent of services provided by the Adviser were satisfactory and appropriate and would continue to be suitable for each Fund. The Independent Trustees’ evaluation of the nature and quality of the services provided to the Adviser supported continuation of the Advisory Agreement.

Investment performance of each Fund and the Adviser: The Independent Trustees considered the investment performance of each Fund compared to the peer funds, the category funds and the relevant benchmark index. The Independent Trustees noted that the Funds have been in operation since October 1, 2008, and that the Broadridge Report presented performance information since inception and for the one-year, three-year, five-year and ten-year periods ended December 31, 2019. It was noted that, since inception and for the ten-year period, the IVA Worldwide Fund underperformed the median of the peer group funds, but outperformed the median of the category funds on an absolute basis and outperformed the medians of the peer group and category funds on most risk-adjusted performance bases in the Broadridge Report. It was noted that the IVA Worldwide Fund for the one-year, three-year and five-year periods underperformed the median of the peer group funds on an absolute basis, for the same periods outperformed the median of the peer group funds on a number of risk-adjusted performance bases, but underperformed on other risk-adjusted performance bases in the Broadridge Report, for the one-year and the three-year periods underperformed and for the five-year period performed in line with the median of the category funds on an absolute basis, and for the one-year and three-year periods underperformed and for the five-year period outperformed the median of the category funds on most risk-adjusted performance bases in the Broadridge Report. With respect to the IVA International Fund, the Independent Trustees noted that since inception and for the ten-year period, the Fund outperformed the median of the peer group and the category funds on an absolute basis and on most risk-adjusted performance bases in the Broadridge Report. It was noted that for the one-year, three-year and five-year periods, IVA International Fund underperformed the median of the peer group and category funds on an absolute basis and for the same periods outperformed the median of the peer group and category funds on a number of risk-adjusted performance bases, but underperformed on other risk-adjusted performance bases in the Broadridge Report. Since inception, the Independent Trustees also noted that the IVA Worldwide Fund outperformed the Fund’s benchmark index (the MSCI All Country World Index) and for the one-year, three-year, five-year and ten-year periods underperformed the Fund’s benchmark index. It was noted that the IVA International Fund outperformed its benchmark index (the MSCI All Country World ex U.S. Index) since inception and for the ten-year period, but underperformed its benchmark index for the one-year, three-year and five-year periods. The Independent Trustees considered the performance of the Funds in light of the Adviser’s investment approach of focusing on preservation of capital over the short-term and seeking to outperform each Fund’s benchmark over the longer term representing a full market cycle as well as each Fund’s asset allocation and the overall financial market conditions. In addition, each Fund’s upside and downside capture percentages as reported by Broadridge were noted. The Independent Trustees noted the high cash levels in the Funds, especially the IVA Worldwide Fund, relative to the peer group funds, and that the high cash levels are consistent with the Funds’ stated investment strategies and the current financial market conditions. The Independent Trustees also noted that the Adviser’s interests were well-aligned with the Funds’ shareholders as a result of the significant investment in the Funds by the Adviser’s partners. The Independent Trustees determined that each Fund’s performance, in light of all the considerations noted above, was satisfactory. The Independent Trustees determined that the Adviser continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the continuation of the Advisory Agreement.

Cost of the services provided and profits realized by the Adviser from its relationship with each Fund: The Independent Trustees considered the investment advisory fee payable by each Fund as well as the expense ratio of each Fund. The Independent Trustees considered each Fund’s effective advisory fee rate at different asset levels compared to the peer group and category funds. It was noted that each Fund’s effective advisory fee rate was above the median for the peer group and category funds. It was noted that the IVA Worldwide Fund’s administrative expenses were lower than the peer group and category funds, that the IVA International Fund’s administrative expenses were equal to the peer group median, but lower than the category median, and that when these administrative expenses are considered, the combined fee charged for advisory and administrative services for both Funds generally compares more favorably to the peer group and category medians. Additionally, they noted that for both Funds the “other fee” category in the Broadridge Report was lower than the peer group and category medians. The Independent Trustees also noted that the IVA Worldwide Fund’s gross expense ratio and net expense ratio was lower than the median of the category funds for Class A shares, and that the gross expense ratio and net expense ratio were higher than the median of the peer group funds for Class A shares. They also noted that the IVA International Fund’s gross expense ratio and net expense ratio were lower than the medians of the category funds for Class A shares, and that the gross expense ratio was equal to, and net expense ratio higher than, the median of the peer group funds for Class A Shares. The Independent Trustees noted that the advisory fee rate that became effective in June 2019 resulted in lower net and gross expense ratios. The Independent Trustees noted favorably that in addition to reducing its base fee for each Fund, the Advisory Agreement, as amended in 2019, instituted breakpoints as assets increase in each of the Funds. The Independent Trustees concluded that each Fund’s current expense structure is satisfactory.

Additional Information (unaudited)	IVA Funds

The Independent Trustees reviewed the advisory fee schedule for the Adviser’s managed separate accounts, and considered that the fees charged to those accounts were lower than those charged to the Funds under the Funds’ fee schedules. The Independent Trustees were aware of the significant shareholder services, legal and regulatory requirements associated with the Adviser’s management of the Funds that was not required in servicing separate accounts. The Independent Trustees also reviewed the advisory fee schedules for the Adviser’s private funds and an offshore fund, and noted that the effective fees for the private funds were comparable to, and the effective fee rate of the offshore fund was higher than, the Funds’ advisory fee rates.

The Independent Trustees had reviewed the portfolio transaction data for each Fund in the Broadridge Report, and noted that the brokerage fee and portfolio turnover ratios for the IVA International Fund were below the medians of the peer group and category funds, that the brokerage fee ratio for the IVA Worldwide Fund was equal to the medians of the peer group and category funds, and that the portfolio turnover ratio of the IVA Worldwide Fund was below the median of the category funds but higher than the median of the peer group funds.

The Independent Trustees also reviewed information regarding the profitability to the Adviser of its relationship with each Fund. The Independent Trustees considered the level of the Adviser’s profits, the change in profitability over a five-year period, and whether the profits were reasonable. The Independent Trustees took into consideration other benefits to be derived by the Adviser in connection with the Advisory Agreement. Since the Adviser has no affiliates with business relationships with the Funds, the Independent Trustees noted that the Adviser receives no additional revenues from providing other services to the Funds. Moreover, the Independent Trustees noted that the Adviser’s interests are well-aligned with the Funds’ shareholders in the efficient management of the services and costs of the third-party service providers to the Funds. The Independent Trustees took into consideration the “soft dollar” research the Adviser receives from brokers which benefits the Funds and other Adviser clients and which might offset expenses the Adviser would otherwise incur. The Independent Trustees also noted the Adviser’s willingness to soft close both Funds from 2011 to 2018 and its other investment products to most new investors in order to best execute its investment strategy on behalf of the existing Fund shareholders and investors, and that this limited the Adviser’s profitability while benefitting shareholders. The Independent Trustees noted that the advisory fee schedule for the Funds that became effective in June 2019 will result in a lower level of profitability to the Adviser than the previous schedule. The Independent Trustees further noted the continuing investment by the Adviser in both its infrastructure and staff. The Independent Trustees also considered the entrepreneurial risk and financial exposure assumed by the Adviser in developing and managing the Funds. They noted that the development and management of the Funds requires a high degree of knowledge, sophistication and judgment and potentially subjected the Adviser to substantial financial exposure. The Independent Trustees concluded that the profits realized by the Adviser from its relationship with each Fund were reasonable and consistent with fiduciary duties. The Independent Trustees’ evaluation of the Adviser’s profitability supported continuation of the Advisory Agreement.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Independent Trustees noted that they considered whether there have been economies of scale in respect to the management of each Fund, whether each Fund appropriately benefitted from any economies of scale and whether there is potential for realization of any further economies of scale. The Independent Trustees noted that the advisory fee rates that became effective in June 2019 with a lower base fee and breakpoints in the fee schedule as assets increase resulted in lower expense ratios. They also noted, however, that since the Funds were closed to most new investors from 2011 to 2018 and that in recent years the Funds were experiencing net redemptions, it was not likely that there would be a further significant decrease in each Fund’s expense ratio in the foreseeable future. The Independent Trustees again noted the continuing investment by the Adviser in both its infrastructure and staff which are expected to benefit the Funds and their shareholders. The Independent Trustees concluded that the current fee structure for each Fund with breakpoints in the advisory fee schedule as assets increase was reasonable, that shareholders sufficiently participated in economies of scale and that no changes were currently necessary. The Independent Trustees’ evaluation of the economies of scale supported continuation of the Advisory Agreement.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Independent Trustees noted that they compared the services rendered and the fees paid under the Advisory Agreement with those under other investment advisory contracts of other investment advisers managing funds deemed comparable as set forth in the Broadridge Report. The Independent Trustees stated that they also considered the services rendered and fees paid under the Advisory Agreement as compared to the Adviser’s other management contracts with institutional and other accounts with similar investment mandates. As noted above, the Independent Trustees acknowledged the greater level of portfolio management, compliance and administrative oversight services required for the Funds, as well as the higher level of financial exposure assumed, as compared to the Adviser’s institutional accounts and other investment funds. The Independent Trustees determined that, on a comparative basis, the fee under the Advisory Agreement for each Fund was reasonable in relation to the services provided to the Funds, and was lower than or comparable to the

Additional Information (unaudited)	IVA Funds

fees charged by the Adviser to its other investment funds. The Independent Trustees’ evaluation of the Adviser’s other fee arrangements and of comparable mutual funds advised by other advisers supported continuation of the Advisory Agreement.

No single factor was cited as determinative to the decision of the Trustees. Rather, after weighing all of the considerations and conclusions discussed above, the Trustees, including the Independent Trustees, unanimously recommended approval of the continuation of the Advisory Agreement for each Fund.

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-PORT, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

Annual Review of Liquidity Risk Management Program including Report from the Liquidity Risk Management Program Administrator. Rule 22e-4 of the 1940 Act (the “Liquidity Rule’) requires that the Liquidity Risk Management Program Administrator (the “Program Administrator”) for the Trust periodically, but no less than annually, review and provide the Board a written report that assesses the adequacy of the Liquidity Program and the effectiveness of its implementation including, if applicable, the operation of the Highly Liquid Investment Minimum (the “HLIM”) for each Fund and any material changes to the Liquidity Program.

The assessment was for the period May 21, 2019, the date of adoption of the Liquidity Program, through May 1, 2020 (the “Review Period”). The Program Administrator re-evaluated the data and analysis that supported the original conclusions regarding each Fund’s liquidity risk. The Program Administrator used updated data to review each Fund’s: (i) investment strategy and the liquidity of its portfolio investments; (ii) short-term and long-term cash flow projections; (iii) holdings of cash and cash equivalents; and (iv) borrowing arrangements and other funding sources.

Liquidity Risk Assessment Factors

1.)	Investment Strategy and Liquidity of Portfolio Investments

The Program Administrator re-evaluated each Fund’s investment objective, portfolio concentration, derivative usage and known or identifiable risks to liquidity. A year over year comparison of portfolio data revealed no material changes in portfolio composition or concentration of either Fund. It was noted that each Fund continued to only use forward foreign currency contracts to hedge against certain foreign currencies back to the U.S. dollar and this activity is in line with each Fund’s stated objective. No Fund employed borrowing for investment purposes. The Program Administrator reasonably expects these trends to continue and remains confident that each Fund operates an investment strategy that is appropriate for an open-end fund.

2)	Cash Flow Projections

The Program Administrator examined data relating to gross redemption activity, shareholder ownership concentration and the length of the Funds operating history and redemption patterns. The largest gross redemptions over the period were incorporated into the Funds’ reasonably anticipated trade size (“RATS”) in determining what is the necessary pro-rata portion of the portfolio the Adviser could choose to sell for liquidity purposes. After considering various factors including market volatility and the Funds’ performance, the Program Administrator believes at this time that the redemption size on a day-by-day basis should not exceed significantly what have been the Funds’ largest redemptions on record in the last few years.

With respect to shareholder ownership concentration, the Program Administrator is not aware of any shareholder that has an ownership stake in the Funds that exceeds the highest gross redemption amount, and therefore believes that there is no need to factor this when determining what percentage should be used to the RATS of each Fund. For omnibus accounts, the Program

Additional Information (unaudited)	IVA Funds

Administrator does not have information available to assess whether or not there are any underlying investors who may meet this criteria. The Program Administrator reasonably believes that the Funds are more likely than not to receive sufficient advanced notice of large redemptions to allow the Funds to employ the Liquidity Program in order to manage and mitigate ramifications of any large redemptions.

3)	Holdings of Cash and Cash Equivalents

Cash availability served to lower the liquidity risk because each Fund’s average cash and cash equivalent position exceeded any daily redemptions for the Review Period. Although cash positions fluctuated slightly with market conditions and share capital movements, cash allocations remained a valuable tool to meet shareholder redemptions. The extremely liquid nature of each Fund’s holdings served to minimize liquidity risk and position each Fund to meet redemptions. The Program Administrator believes that due to the Funds’ high concentration in cash and cash equivalents that each Fund averages as well as the highly liquid nature of most other investments in each Fund demonstrates that even in reasonably expected stressed conditions, the Funds will be aptly able to meet shareholder redemptions without issue.

4)	Borrowing Arrangements and Other Funding Sources

The Funds did not participate in any type of credit facility or other borrowing arrangement to supplement its cash as a tool to meet investor redemptions. Other funding sources available to the Funds are reviewed if its cash position is not sufficient to meet redemptions. The Program Administrator does not reasonably anticipate ever having to resort to these tools and is comfortable that given the Funds’ cash position establishing a credit facility is not necessary.

5)	In-Kind Redemptions

During the Review Period, the Funds did not deem it necessary to meet redemptions by paying out securities or other portfolio investments other than cash as it was not in the best interests of shareholders.

Discussion of the operation and management of the Liquidity Program

1)	Classification Reviews, Challenges and Overrides

State Street Corporation provides daily liquidity classifications. A daily review of liquidity classifications by the Program Administrator took place and was documented and if necessary further discussion between State Street and the Program Administrator would take place if there were any questions based on daily results. The Program Administrator believes that the review process is operating adequately and effectively and no changes are warranted.

The Program Administrator concluded that the factors used to establish the initial and updated RATS remain the most relevant variables. The Program Administrator re-evaluated gross historical redemptions during the period, shareholder concentration, cash positions and investment strategy. Some redemptions exceeded prior high redemptions and the Program Administrator made adjustments to increase the RATS. There were no changes to RATS as a result of other factors.

2)	Highly Liquid Investment Minimum

Each Fund operated as a Primarily Highly Liquid Fund during the Review Period. The Program Administrator has determined that a HLIM is not necessary. The Program Administrator reasonably expects that the composition of each Fund will remain stable and consistent and that each Fund will continue to operate as a Primarily Highly Liquid Fund.

3)	Illiquid Investment Monitoring

The Funds did not breach the 15% illiquid investment limit pursuant to the Liquidity Rule during the Review Period. The Program Administrator reasonably believes that the policies and reviews it has established prior to the adoption of the Liquidity Program sufficiently protect against a prospective violation of this limit.

Conclusion

The Program Administrator evaluated the operation and management of the Liquidity Program and determined that it continues to function effectively in all material aspects. Existing controls and safeguards were appropriately designed to enable the Program Administrator to maintain compliance with the Liquidity Rule. The Program Administrator recommends no further changes to the Liquidity Program.

Important Tax Information (unaudited)	IVA Funds

For the fiscal year ended September 30, 2020, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

The Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on September 30, 2020 are as follows:

	Foreign Source Income	Foreign Tax Expense
Worldwide Fund	$0.22	$0.03
International Fund	$0.49	$0.05

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2020. These shareholders will receive more detailed information along with their 2020 Form 1099-DIV.

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2020 and held for the six months ended September 30, 2020.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2020(a)

	Actual Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	10.99%	$1,000.00	$1,109.90	1.20%	$6.33
Class C	10.59%	1,000.00	1,105.90	1.94%	10.21
Class I	11.17%	1,000.00	1,111.70	0.94%	4.96
International Fund
Class A	12.52%	$1,000.00	$1,125.20	1.21%	$6.43
Class C	12.10%	1,000.00	1,121.00	1.96%	10.39
Class I	12.66%	1,000.00	1,126.60	0.96%	5.10

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2020

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,019.00	1.20%	$6.06
Class C	5.00%	1,000.00	1,015.30	1.94%	9.77
Class I	5.00%	1,000.00	1,020.30	0.94%	4.75
International Fund
Class A	5.00%	$1,000.00	$1,018.95	1.21%	$6.11
Class C	5.00%	1,000.00	1,015.20	1.96%	9.87
Class I	5.00%	1,000.00	1,020.20	0.96%	4.85

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)	Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days in the most recent fiscal half-year, then divided by 366.

IVA Funds

www.ivafunds.com

Investment Adviser
International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor
Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
State Street Bank and Trust Company
One Heritage Drive
Quincy, MA 02171-2105

Transfer Agent
DST Asset Manager Solutions, Inc.
430 W 7th Street
STE 219061
Kansas City, MO 64105-1407

Counsel
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s principal executive officer and principal financial officer.

(c) The registrant has not amended its code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees (the “Board”) has determined that the registrant has at least one member serving on the registrant’s Audit Committee that possesses the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) The audit committee financial experts are Manu Bammi and William M. Rose and each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The firm of Ernst &Young LLP (“E&Y”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees.

For the fiscal years ended September 30, 2019 and September 30, 2020, the aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and/or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $97,200 and $99,990, respectively.

(b) Audit-Related Fees.

For the fiscal years ended September 30, 2019 and September 30, 2020, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the twelve month periods ended September 30, 2019 and September 30, 2020, the aggregate Audit-Related Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $[0], respectively.

(c) Tax Fees.

For the fiscal years ended September 30, 2019 and September 30, 2020, the aggregate fees billed for tax compliance, tax advice and tax planning by E&Y were $27,560 and $28,390, respectively. Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations.

For the twelve month periods ended September 30, 2019 and September 30, 2020, the aggregate Tax Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $11,000 and $35,000, respectively.

(d) All Other Fees.

For the fiscal years ended September 30, 2019 and September 30, 2020, the aggregate fees billed by E&Y to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the twelve month periods ended September 30, 2019 and September 30, 2020, the aggregate fees in this category billed by E&Y that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures.

The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by E&Y to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee (the “Pre-Approval Procedures”). The registrant’s Audit Committee adopted amended Pre-Approval Procedures on November 19, 2014, which generally permit:

Audit-Related Services consisting of: (i) consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting and (ii) other auditing procedures and issuance of special purpose reports;

Tax Services consisting of: (i) recurring tax services and (ii) consultations regarding tax consequences of proposed or actual transactions; and

Other Non-Audit Services including: (i) business support, (ii) other control and regulatory compliance projects and (iii) training.

All such services are subject to a per calendar quarterly limitation.

(e)(2) Percentage of Services.

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended September 30, 2019 and September 30, 2020, the aggregate non-audit fees billed by E&Y for services rendered to the registrant were $27,560 and $28,390, respectively.

For the twelve month periods ended September 30, 2019 and September 30, 2020, the aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a) The audited schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11. Controls and Procedures.

(a) Within the most recent fiscal half-year of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	November 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael W. Malafronte
Michael W. Malafronte
President and Chief Executive Officer

Date:	November 27, 2020

By:	/s/ Stefanie J. Hempstead
Stefanie J. Hempstead
Treasurer and Chief Financial Officer

Date: November 27, 2020